SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the  Registrant  |X|
Filed by a Party other than the  Registrant o
Check the appropriate box:
 o  Preliminary Proxy Statement            o  Confidential, For Use of the Com-
                                                mission Only (as permitted by
                                                Rule 14a-6(e)(2))
 o  Definitive Proxy Statement
 o  Definitive Additional Materials
|X| Soliciting Material Under Rule 14a-12

                              FRITZ COMPANIES, INC.
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.
 o Fee computed on table below per Exchange Act Rules  14a-6(i)(l) and 0-11.
 (1) Title of each class of securities to which transaction applies:

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 (2)  Aggregate number of securities to which transaction applies:

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 (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4)  Proposed maximum aggregate value of transaction:

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 (5)  Total fee paid:

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 o Fee paid previously with preliminary materials:

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o Check box if any part of the fee is offset as provided  by  Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

THE FOLLOWING IS A DOCUMENT MADE AVAILABLE BY FRITZ COMPANIES, INC. TO EMPLOYEES ON JANUARY 18, 2001:



                        UNITED PARCEL SERVICE FACT SHEET
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FOUNDED                          August 28, 1907, in Seattle, Wash.

HEADQUARTERS                     Atlanta, Ga.

WORLD WIDE WEB ADDRESS           [http://www.ups.com]

CHAIRMAN AND CEO                 James P. Kelly

1999 REVENUE                     $27.1 billion

1999 DELIVERY VOLUME             3.28 billion packages and documents

DAILY DELIVERY VOLUME            13.5 million packages and documents

DAILY AIR DELIVERY VOLUME        2.3 million packages and documents

SERVICE AREA                     More than 200 countries and territories
                                 Every address in the United States

EMPLOYEES                        358,000 (320,000 U.S., 38,000 International)

CUSTOMERS                        1.8 million shipping customers

UPS.COM 39.4 million hits per day on www.ups.com - including an average of 3.4 million daily on-line tracking requests

OPERATING FACILITIES             1,713

DELIVERY FLEET                   149,000 vehicles (package cars, vans,
                                 tractor-trailers)

UPS JET AIRCRAFT                 51    727-100
                                 10    727-200
                                 12    747-100
                                  4    747-200
                                 75    757-200
                                 30    767-300
                                 23    DC-8-71
                                 26    DC-8-73
                                 3     Airbus A300F4-620R
                                 ---
                                 234

CHARTERED AIRCRAFT               344

DAILY FLIGHT SEGMENTS            Domestic - 995; International -- 559

AIRPORTS SERVED                  Domestic - 391;  International -- 219

AIR HUBS

    UNITED STATES                Louisville, Ky. (main U.S. Air Hub)
                                 Philadelphia, Pa.
                                 Dallas, Texas
                                 Ontario, Calif.
                                 Rockford, Ill.
                                 Columbia, S.C.
                                 Hartford, Conn.

     EUROPE                      Cologne/Bonn, Germany
     ASIA PACIFIC                Taipei, Taiwan; Hong Kong; Singapore
     LATIN AMERICA
       and CARIBBEAN             Miami, Fla., USA
     CANADA                      Hamilton, Ontario; Montreal, Quebec

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger transaction between Fritz Companies, Inc. and United Parcel Service, Inc. ("UPS"), Fritz Companies and UPS will file a proxy statement/prospectus with the United States Securities and Exchange Commission (the "SEC"). STOCKHOLDERS OF FRITZ COMPANIES ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by Fritz Companies or UPS with the SEC at the SEC's web site at http://www.sec.gov. Free copies of the proxy statement/prospectus, once available, and other filings by Fritz Companies with the SEC may also be obtained by directing a request to Graeme Stewart, Fritz Investor Relations, Telephone: (415) 538-0444.

Fritz Companies and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about such directors and executive officers, including information about their ownership of Fritz Companies stock, can be found in the Fritz Companies proxy statement, dated August 18, 2000, for its 2000 annual meeting of stockholders.